                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 24, 2003
                               (January 16, 2003)

                             The Warnaco Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-10857                                          95-4032739

(Commission File Number)                      (IRS Employer Identification No.)

    90 Park Avenue
     New York, NY                                                   10016

(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (212) 661-1300

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 3. Bankruptcy or Receivership

         As previously reported, on June 11, 2001 (the "Petition Date"), the Company and certain of its subsidiaries (each a "Debtor" and, collectively, the "Debtors") each filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. 'SS''SS'101-1330, as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (collectively the "Chapter 11 Cases"). The Company, 36 of its 37 U.S. subsidiaries and one of the Company's Canadian subsidiaries, Warnaco of Canada Company, are Debtors in the Chapter 11 Cases. During the period of reorganization, the Debtors have continued to operate their business and manage their properties as debtors-in-possession.

         On October 1, 2002, the Debtors filed with the Bankruptcy Court the Joint Plan of Reorganization of The Warnaco Group, Inc. and Its Affiliated Debtors and Debtors in Possession Under Chapter 11 of the Bankruptcy Code, as amended on November 8, 2002 (the "Plan") and the related Disclosure Statement, as amended on November 8, 2002, copies of which were filed as Exhibits 99.2 and 99.3, respectively, to the Company's Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission ("SEC") on November 18, 2002 and are incorporated by reference herein. A copy of certain post-filing modifications to the Plan are attached hereto as Exhibit 2.2, and are incorporated by reference herein. On January 14, 2003, the Debtors filed certain additional technical modifications to the Plan, a copy of which are attached hereto as Exhibit 2.3. Capitalized terms used herein and not otherwise defined have the meaning set forth in the Plan, as modified.

         On January 16, 2003, the Bankruptcy Court entered its Findings of Fact to and Conclusions of Law Re: Order and Judgment Confirming The First Amended Joint Plan of Reorganization of The Warnaco Group, Inc. and Its Affiliated Debtors and Debtors-In-Possession Under Chapter 11 of Title 11 of the United States Code, dated November 8, 2002 (the "Findings of Fact"), a copy of which is attached hereto as Exhibit 2.4, and an Order and Judgment Confirming The First Amended Joint Plan of Reorganization of The Warnaco Group, Inc. and Its Affiliated Debtors and Debtors-In-Possession Under Chapter 11 of Title 11 of the United States Code, dated November 8, 2002, and Granting Related Relief (the "Confirmation Order"), a copy of which is attached hereto as Exhibit 2.5. On January 16, 2003, Warnaco issued a press release relating to the confirmation of the Plan, a copy of which was filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the SEC on January 16, 2002 and is incorporated by reference herein.

         Although the Bankruptcy Court entered the Confirmation Order on January 16, 2003, the Plan is not yet effective. The Plan and the Confirmation Order contain certain conditions precedent to the occurrence of the Effective Date of the Plan, unless waived pursuant to the Plan. The Debtors anticipate that the Effective Date of the Plan will be February 4, 2003; however, the Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that additional technical amendments could be made to the Plan prior to effectiveness.

         Set forth below is a summary of certain material provisions of the Plan that is qualified in its entirety by reference to the Plan itself. Among other things, as described below, the Plan will result in the cancellation of the Company's common stock issued prior to the Petition Date, and the holders of such common stock will receive no distribution under the Plan. The Reorganized Company will issue 45,000,000 shares of new common stock, which shall be


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distributed to creditors as specified below. In addition, 5,000,000 shares of common stock of the reorganized Company will be reserved for issuance after the Effective Date pursuant to management incentive stock grants. The aggregate total of shares issued to creditors and reserved for issuance thereafter shall be 50,000,000 shares. The Plan also provides for the issuance by the Company of New Warnaco Second Lien Notes in the principal amount of $200.94 million to creditors as specified below, secured by a second priority security interest to the Exit Financing Facility on substantially all of the Debtors' U.S. assets and guaranteed by the Company and its domestic subsidiaries that guaranty the Exit Financing Facility.

           Summary of Distributions to be Made Pursuant to the Plan

Class     Description                                       Treatment
-----     -----------                                       ---------
          Administrative Claims      Paid in full in Cash (i) at the Debtors' sole option
          - General                  (a) on the Initial Distribution Date or (b) in the
                                     ordinary course of business as such Claim
                                     becomes due and owing or (ii) on such other
                                     date as the Bankruptcy Court may order.


          Administrative Claims      Distribution on the Effective Date of: (i) $1.95
          - Alvarez Incentive        million in Cash; (ii) New Warnaco Second Lien Notes in
            Bonus                    the principal amount of $942,000; and (iii)
                                     0.592% of the New Warnaco Common Shares
                                     issued, subject to Dilution in respect of
                                     the Management Stock Incentive Program
                                     (valued at approximately $2.81 million).

          Priority Tax Claims        At the Debtors' sole option, (i)
                                     paid in Cash equal to the allowed amount of
                                     such Claim on the Effective Date or (ii)
                                     paid in Cash in six equal annual
                                     installments, together with interest
                                     thereon at the legal rate required for such
                                     Claims in Chapter 11 cases, which interest
                                     will be paid annually in arrears pursuant
                                     to Section 1129(a)(9)(C) of the Bankruptcy
                                     Code.

          DIP Facility Claim         Paid in full in Cash on the Effective
                                     Date, or otherwise satisfied in a manner
                                     acceptable to the DIP Lenders; provided
                                     however, that all letters of credit under
                                     the DIP Facility as of the Effective Date
                                     will remain outstanding as of the Effective
                                     Date and will be paid, in the event drawn,
                                     through a borrowing by the Reorganized
                                     Debtors under the Exit Financing Facility.

1         Priority Non-Tax Claims    Paid in full in Cash on the Initial
                                     Distribution Date or upon such other terms
                                     as the Debtors and the holder of such Claim
                                     may agree.


2         Senior Secured Bank Claim  Each holder of a Senior Secured Bank Claim will receive on the Effective Date
                                     its pro rata share of the following:

                                     (i) Cash equal to the amount of the balance due on the original Foreign Facilities
                                     Guaranty Claims, which will be applied to repay in full satisfaction of any outstanding amounts owing by the Debtors under the Original Foreign Facilities as of the Petition Date;

                                     (ii) New Warnaco Second Lien Notes in the aggregate principal amount of approximately
                                     $200 million; and

                                     (iii) 96.263% of the New Warnaco Common
                                     Shares, subject to Dilution in respect of the Management Stock Incentive Program.

3         GE Capital Secured Claims  Paid in Cash without interest at the rate
          under the 1997 MLA         of $750,000 per month from and after the
                                     Effective Date until the GE Settlement
                                     Amount ($15.2 million) is paid in full.

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
4         Other Secured Claims       At the Debtors' sole option: (i) paid in full in Cash
                                     on the Initial Distribution Date; (ii) reinstated
                                     according to the terms of the relevant instrument;
                                     (iii) paid on such other terms as the Debtors and the
                                     holder of such Claim may agree; or (iv) satisfied
                                     through the surrender by the applicable Debtor of the
                                     collateral securing the Claim to the holder thereof.

5         Unsecured Claims           Each holder of an Allowed Unsecured Class 5 Claim will
                                     receive its pro rata share of 2.549% of the New Warnaco
                                     Common Shares, subject to Dilution.

6         TOPrS Claims               On the Initial Distribution Date, the Reorganized
                                     Debtors will distribute to the TOPrS Trustee a stock
                                     certificate evidencing ownership of 0.596% of the New
                                     Warnaco Common Shares, subject to Dilution, and also
                                     subject to the right of the TOPrS Trustee to assert its
                                     TOPrS Trustee Charging Lien against the distributions
                                     to the holders of the TOPrS to the extent the TOPrS
                                     Trustee Fee remains unpaid.  In addition, the Debtors
                                     will pay the amount of up to $300,000 to the TOPrS
                                     Trustee on account of the TOPrS Trustee Fee, subject to
                                     receipt and review by the Debtors of invoices detailing
                                     such fees and expenses.

7         Intercompany Claims        Intercompany Claims will be discharged; provided,
                                     however, that prior to discharge the Debtors have the
                                     right to retain or effect such transfers and setoffs
                                     with respect to Intercompany Claims as they may deem
                                     appropriate for accounting, tax and commercial business
                                     purposes, to the fullest extent permitted by applicable
                                     law.

8         Common Stock Claims and    No distribution.
          Interests

         The following is the most recent unaudited balance sheet filed by the Company with the Bankruptcy Court as part of its monthly operating report for the period commencing November 3, 2002 and ended November 30, 2002.


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                             THE WARNACO GROUP, INC
                             (Debtor-In-Possession)
                           CONSOLIDATED BALANCE SHEET
                             AS AT NOVEMBER 30, 2002
                      (In thousands, excluding share data)



ASSETS
Current assets:
    Cash                                                                          $ 98,979
    Accounts receivable, less reserves of $87,224                                  211,319
    Inventories, less reserves of $34,599                                          356,773
    Prepaid expenses and other current assets                                       20,209
                                                                                -----------
          Total current assets                                                     687,280
                                                                                -----------

Property, plant and equipment - net                                                165,792

Other assets:
    Licenses, trademarks, intangible and other assets, at cost, less
       accumulated amortization                                                     95,265
    Deferred taxes                                                                   2,326
                                                                                -----------
          Total other assets                                                        97,591
                                                                                -----------
                                                                                 $ 950,663
                                                                                ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
    Current portion of long-term debt                                              $ 8,298
    Accounts payable                                                                99,957
    Accrued liabilities                                                             87,824
    Accrued income taxes payable                                                    20,221
                                                                                -----------
          Total current liabilities                                                216,300
                                                                                -----------
       Other long-term liabilities                                                  35,921
                                                                                -----------
Liabilities subject to compromise                                                2,482,585
Stockholders' equity (deficiency):
    Class A Common Stock, $0.01  par value, 130,000,000 shares authorized,
       65,232,594 issued                                                               654
    Additional paid-in capital                                                     908,940
    Accumulated other comprehensive loss                                           (58,594)
    Deficit                                                                     (2,321,204)
    Treasury stock, at cost - 12,242,629 shares                                   (313,889)
    Unearned stock compensation                                                        (50)
                                                                                -----------
       Total stockholders' equity (deficiency)                                  (1,784,143)
                                                                                -----------
                                                                                 $ 950,663
                                                                                ===========


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Item 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits.

         (c)      Exhibits

Exhibit No.  Description

2.1        First Amended Joint Plan of Reorganization Plan of The Warnaco Group, Inc. and its
           Affiliated Debtors and Debtors in Possession, dated November 8, 2002 (incorporated by reference to Exhibit 99.2 to the Quarterly Report on Form 10-Q filed by
           The Warnaco Group, Inc. on November 18, 2002).

2.2        Post-Filing Modifications to the Plan.

2.3        Technical Modifications to the First Amended Joint Plan of Reorganization Plan of The
           Warnaco Group, Inc. and its Affiliated Debtors and Debtors in Possession, as filed in
           United States Bankruptcy Court for the Southern District of New York on January 14, 2003.

2.4        Findings of Fact and Conclusions of Law Re: Order and Judgment Confirming The First
           Amended Joint Plan of Reorganization of The Warnaco Group, Inc. and its Affiliated
           Debtors and Debtors-In-Possession under Chapter 11 of the United States Code, dated
           November 8, 2002.

2.5        Order and Judgment Confirming The First Amended Joint Plan of Reorganization of The
           Warnaco Group, Inc. and Its Affiliated Debtors and Debtors-In-Possession Under Chapter 11
           of Title 11 of the United States Code, dated November 8, 2002, and Granting Related
           Relief.

99.1       Press Release issued by The Warnaco Group, Inc. on January 6, 2003 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by The Warnaco Group,
           Inc. on January 16, 2003).

99.2       Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with Respect to the
           First Amended Joint Reorganization Plan of The Warnaco Group, Inc. and its Affiliated
           Debtors and Debtors in Possession (incorporated by reference to Exhibit 99.3 to the
           Quarterly Report on Form 10-Q filed by The Warnaco Group, Inc. on November 18, 2002).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 24, 2003
                                       The Warnaco Group, Inc.


                                       By: /s/ James P. Fogarty
                                          --------------------------------------
                                       Name:  James P. Fogarty
                                       Title: Senior Vice President - Finance
                                              and Chief Financial Officer


                                       7



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                                  EXHIBIT INDEX

Exhibit
2.1        First Amended Joint Plan of Reorganization Plan of The Warnaco Group,
           Inc. and its Affiliated Debtors and Debtors in Possession, dated
           November 8, 2002 (incorporated by reference to Exhibit 99.2 to the
           Quarterly Report on Form 10-Q filed by The Warnaco Group, Inc. on
           November 18, 2002).

2.2        Post-Filing Modifications to the Plan.

2.3        Technical Modifications to the First Amended Joint Plan of
           Reorganization Plan of The Warnaco Group, Inc. and its Affiliated
           Debtors and Debtors in Possession, as filed in United States
           Bankruptcy Court for the Southern District of New York on January 14,
           2003.

2.4        Findings of Fact and Conclusions of Law Re: Order and Judgment
           Confirming The First Amended Joint Plan of Reorganization of The
           Warnaco Group, Inc. and its Affiliated Debtors and
           Debtors-In-Possession under Chapter 11 of the United States Code, dated November 8, 2002.

2.5        Order and Judgment Confirming The First Amended Joint Plan of
           Reorganization of The Warnaco Group, Inc. and Its Affiliated Debtors and Debtors-In-Possession Under Chapter 11 of Title 11 of the United
           States Code, dated November 8, 2002, and Granting Related Relief.

9.1       Press Release issued by The Warnaco Group, Inc. on January 6, 2003
           (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by The Warnaco Group, Inc. on January 16, 2003).

99.2       Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code
           with Respect to the First Amended Joint Reorganization Plan of The
           Warnaco Group, Inc. and its Affiliated Debtors and Debtors in
           Possession (incorporated by reference to Exhibit 99.3 to the Quarterly
           Report on Form 10-Q filed by The Warnaco Group, Inc. on November 18, 2002).


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                            STATEMENT OF DIFFERENCES

The section symbol shall be expressed as....................................'SS'
The British pound sterling sign shall be expressed as....................    'L'